UACSC 2000-A

                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                                   March 2000



NOTE BALANCE RECONCILIATION                                                    DOLLARS
                                                    CLASS A-1       CLASS A-2         CLASS A-3        CLASS A-4
                                                   -------------   -------------    -------------    -------------
Original Note Balances                             30,000,000.00   90,425,000.00    88,175,000.00    57,158,000.00
Beginning Period Note Balances                     20,469,101.52   90,425,000.00    88,175,000.00    57,158,000.00
Principal Collections - Scheduled Payments          3,871,946.75               -                -                -
Principal Collections - Payoffs                     4,213,913.22               -                -                -
Principal Withdrawal from Payahead                      4,624.50               -                -                -
Gross Principal Charge Offs                            31,404.56               -                -                -
Repurchases                                             5,154.94               -                -                -
Accelerated Principal                               1,261,391.25               -                -                -
Principal shortfall, up to Accelerated Principal               -               -                -                -
Total Principal to be Distributed                   9,388,435.22               -                -                -
                                                   -------------   -------------    -------------    -------------
Ending Note Balances                               11,080,666.30   90,425,000.00    88,175,000.00    57,158,000.00
                                                   =============   =============    =============    =============


Note Factor                                            0.3693555       1.0000000        1.0000000        1.0000000
Interest Rate                                            5.99250%         6.7200%          7.2700%           7.440%



NOTE BALANCE RECONCILIATION                                                                   NUMBERS
                                                         CLASS B              TOTAL
                                                     -------------       --------------       ------
Original Note Balances                               16,963,339.00       282,721,339.00       19,851
Beginning Period Note Balances                       16,963,339.00       273,190,440.52       19,397
Principal Collections - Scheduled Payments                       -         3,871,946.75
Principal Collections - Payoffs                                  -         4,213,913.22          417
Principal Withdrawal from Payahead                               -             4,624.50
Gross Principal Charge Offs                                      -            31,404.56            2
Repurchases                                                      -             5,154.94            1
Accelerated Principal                                            -         1,261,391.25
Principal shortfall, up to Accelerated Principal                 -
Total Principal to be Distributed                                -         9,388,435.22
                                                     -------------       --------------       ------
Ending Note Balances                                 16,963,339.00       263,802,005.30       18,977
                                                     =============       ==============       ======


Note Factor                                              1.0000000            0.9330813
Interest Rate                                                7.570%              7.0109%

PRINCIPAL BALANCE RECONCILIATION

Original Principal Balance                                       282,721,339.93
Beginning Period Principal Balance                               273,446,271.14
Principal Collections - Scheduled Payments                         3,871,946.75
Principal Collections - Payoffs                                    4,213,913.22
Principal Withdrawal from Payahead                                     4,624.50
Gross Principal Charge Offs                                           31,404.56
Repurchases                                                            5,154.94
                                                                 --------------
Ending Principal Balance                                         265,319,227.17
                                                                 ==============
Ending Note Balances                                             263,802,005.30
                                                                 ==============
Tail not sold                                                              0.93
                                                                 ==============
Cumulative Accelerated Principal                                   1,517,220.94
                                                                 ==============

CASH FLOW RECONCILIATION

Principal Wired                                                    8,092,053.50
Interest Wired                                                     2,878,184.54
Withdrawal from Payahead Account                                       4,745.14
Repurchases (Principal and Interest)                                   5,235.22
Charge Off Recoveries                                                  5,819.29
Interest Advances                                                     38,192.45
Collection Account Interest Earned                                    35,431.00
Spread Account Withdrawal                                                     -
Policy Draw for Principal or Interest                                         -
                                                                 --------------
Total Cash Flow                                                   11,059,661.14
                                                                 ==============



TRUSTEE DISTRIBUTION (4/10/00)

Total Cash Flow                                                   11,059,661.14
Unrecovered Advances on Defaulted Receivables                            157.52
Servicing Fee (Due and Unpaid)
Interest to Class A-1 Noteholders, including any overdue amounts     112,439.33
Interest to Class A-2 Noteholders, including any overdue amounts     506,380.00
Interest to Class A-3 Noteholders, including any overdue amounts     534,193.54
Interest to Class A-4 Noteholders, including any overdue amounts     354,379.60
Interest to Class B Noteholders, including any overdue amounts       107,010.40
Principal to Class A-1 Noteholders, including any overdue amounts  9,388,435.22
Principal to Class A-2 Noteholders, including any overdue amounts             -
Principal to Class A-3 Noteholders, including any overdue amounts             -
Principal to Class A-4 Noteholders, including any overdue amounts             -
Principal to Class B Noteholders, including any overdue amounts               -
Insurance Premium                                                     37,639.57
Interest Advance Recoveries from Payments                             12,649.94
Unreimbursed draws on the Policy for Principal or Interest                    -
Deposit to Payahead                                                    6,348.97
Payahead Account Interest to Servicer                                     27.05
Excess                                                                        -
                                                                 --------------

Net Cash                                                                      -
                                                                 ==============

Servicing Fee Retained from Interest Collections                     227,871.89

SPREAD ACCOUNT RECONCILIATION


Original Balance                                                   2,120,410.05
Beginning Balance                                                  2,120,410.05
Trustee Distribution of Excess
Interest Earned                                                       10,514.08
Spread Account Draws                                                          -
Reimbursement for Prior Spread Account Draws                                  -
Distribution of Funds to Servicer                                      5,003.42
                                                                 --------------
Ending Balance                                                     2,135,927.55
                                                                 ==============

Required Balance                                                   3,534,016.75



FIRST LOSS PROTECTION AMOUNT RECONCILIATION


Original Balance                                                  14,136,067.00
Beginning Balance                                                 12,015,656.95
Reduction Due to Spread Account                                               -
Reduction Due to Accelerated Principal                              (255,829.69)
Reduction Due to Principal Reduction                                (463,753.44)
                                                                 --------------
Ending Balance                                                    11,296,073.82
                                                                 ==============

First Loss Protection Required Amount                             11,296,073.82
First Loss Protection Fee %                                                2.00%
First Loss Protection Fee                                             19,454.35



POLICY RECONCILIATION


Original Balance                                                 282,721,339.00
Beginning Balance                                                272,457,052.28
Draws                                                                         -
Reimbursement of Prior Draws                                                  -
                                                                 --------------
Ending Balance                                                   272,457,052.28
                                                                 ==============

Adjusted Ending Balance Based Upon Required Balance              263,508,352.51
                                                                 ==============
Required Balance                                                 263,508,352.51


PAYAHEAD RECONCILIATION

Beginning Balance                                                      7,012.96
Deposit                                                                6,348.97
Payahead Interest                                                         27.05
Withdrawal                                                             4,745.14
                                                                 --------------
Ending Balance                                                         8,643.84
                                                                 ==============

CURRENT DELINQUENCY
                                                PRINCIPAL          % OF ENDING
   # PAYMENTS DELINQUENT           NUMBER        BALANCE          POOL BALANCE
   ---------------------           ------        -------          ------------
1 Payment                           171         2,153,544.72          0.81%
2 Payments                           46           698,947.98          0.26%
3 Payments                            2            39,769.67          0.01%
                                    ---         ------------          ----
Total                               219         2,892,262.37          1.09%
                                    ===         ============          ====



DELINQUENCY RATE (60+)
                                                               RECEIVABLE
                                          END OF PERIOD        DELINQUENCY
   PERIOD                  BALANCE         POOL BALANCE           RATE
   ------                  -------         ------------           ----
Current                  738,717.65       265,319,227.17          0.28%
1st Previous              93,110.30       273,446,271.14          0.03%
2nd Previous


NET LOSS RATE

                                                                                                  DEFAULTED
                                                    LIQUIDATION            AVERAGE                NET LOSS
   PERIOD                               BALANCE       PROCEEDS          POOL BALANCE            (ANNUALIZED)
   ------                               -------       --------          ------------            ------------
Current                                31,404.56       5,819.29        269,382,749.16                 0.11%
1st Previous                           16,435.98         246.97        278,083,805.54                 0.07%
2nd Previous

Gross Cumulative Charge Offs           47,840.54              Number of Repossessions                     2
Gross Liquidation Proceeds              6,066.25              Number of Inventoried Autos EOM             3
Net Cumulative Loss Percentage             0.01%              Amount of Inventoried Autos EOM     13,600.00
Net Cumulative Loss Percentage
 (adjusted for estimated
 future Liquidation Proceeds)              0.01%
Trigger                                    0.60%
Status                                    OK



EXCESS YIELD TRIGGER
                                                           EXCESS YIELD
                     EXCESS         END OF PERIOD           PERCENTAGE
   PERIOD            YIELD           POOL BALANCE          (ANNUALIZED)
   ------            -----           ------------          ------------
Current             19,183.48      263,802,005.30             0.09%
1st Previous         7,012.96      273,190,440.52             0.03%
2nd Previous                -                   -             0.00%
3rd Previous                -                   -             0.00%
4th Previous                -                   -             0.00%
5th Previous                -                   -             0.00%

                                               CURRENT
                                                LEVEL       TRIGGER    STATUS
                                                -----       -------    ------
Six Month Average Excess Yield                   N/A         1.50%       N/A

Trigger Hit in Current or any Previous Month                             NO




DATE: April 10, 2000                          /s/ Ashley Vukovits
                                              ------------------------------
                                              ASHLEY VUKOVITS
                                              FINANCE OFFICER